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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 11, 2005

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                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                      1-16337               76-0476605
   (State or other jurisdiction       (Commission File        (I.R.S. Employer
of incorporation or organization)          Number)           Identification No.)

                               Three Allen Center
                           333 Clay Street, Suite 4620
                              Houston, Texas 77002
              (Address and zip code of principal executive offices)

       Registrant's telephone number, including area code: (713) 652-0582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

        On July 11, 2005, Oil States International, Inc. ("Oil States") completed the sale to RBC Capital Markets Corporation (the "Initial Purchaser") of $50 million aggregate principal amount of its 2 3/8% Contingent Convertible Senior Notes due 2025 (the "Notes"), the form of which is attached hereto as
Exhibit 4.6, pursuant to an option granted to the Initial Purchaser under a Purchase Agreement dated June 16, 2005 (the "Purchase Agreement").

        The Notes were not registered under the Securities Act of 1933, as amended (the "Securities Act"), and were sold to the Initial Purchaser in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchaser of the Notes then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. Oil States relied on these exemptions from registration based on representations made by the Initial Purchaser in the Purchase Agreement.

        The Notes are governed by the terms of an indenture, dated June 21, 2005, between Oil States and Wells Fargo Bank, National Association, as Trustee, a copy of which is attached hereto as Exhibit 4.5. Pursuant to a registration rights agreement, dated June 21, 2005, with the Initial Purchaser, a copy of which is attached hereto as Exhibit 4.4, Oil States agreed to file a shelf registration statement with the Securities and Exchange Commission covering resales of the Notes and Oil States' common stock issuable upon conversion of the Notes.

        The summary of the foregoing transaction is qualified in its entirety by reference to the text of the related agreements, which are included as exhibits hereto and are incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits

Exhibit
Number        Description of Document
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4.4*          Registration Rights Agreement dated as of June 21, 2005 by and between Oil States International, Inc. and RBC Capital Markets
              Corporation

4.5* Indenture dated as of June 21, 2005 by and between Oil States International, Inc. and Wells Fargo Bank, National Association, as trustee.

4.6* Global Note representing $50,000,000 aggregate principal amount of 2 3/8% Contingent Convertible Senior Notes due 2025. (incorporated by reference to Section 2.2 of Exhibit 4.5 hereof)

* Incorporated by reference to Oil States' Current Report on Form 8-K filed with the Securities and Exchange Commission on June 23, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 13, 2005

                                      OIL STATES INTERNATIONAL, INC.


                                      By:    /s/ Douglas E. Swanson
                                             -----------------------------------
                                      Name:  Douglas E. Swanson
                                      Title: President & Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit
Number        Description of Document
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4.4*          Registration Rights Agreement dated as of June 21, 2005 by and between Oil States International, Inc. and RBC Capital Markets
              Corporation

4.5* Indenture dated as of June 21, 2005 by and between Oil States International, Inc. and Wells Fargo Bank, National Association, as trustee.

4.6* Global Note representing $50,000,000 aggregate principal amount of 2 3/8% Contingent Convertible Senior Notes due 2025. (incorporated by reference to Section 2.2 of Exhibit 4.5 hereof)

* Incorporated by reference to Oil States' Current Report on Form 8-K filed with the Securities and Exchange Commission on June 23, 2005.